UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 19, 2000



                       SIMMONS FIRST NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



            Arkansas                  0-6253                   71-0407808
(State or other jurisdiction of     (Commission             (I.R.S. employer
incorporation or organization)      file number)            identification No.)




 501 Main Street, Pine Bluff, Arkansas                             71601
(Address of principal executive offices)                         (Zip Code)



                                 (870)541-1000
              (Registrant's telephone number, including area code)

ITEM: 5

The following is the text of a press release issued by the registrant at 3:00 P.M. Central Standard Time on October 19, 2000.


FOR IMMEDIATE RELEASE:                                        October 19, 2000


            SIMMONS FIRST ANNOUNCES THIRD QUARTER OPERATING EARNINGS

     Pine Bluff, Arkansas - Simmons First National Corporation today announced operating earnings (net income excluding merger-related expenses) of $4,965,000, or $0.67 diluted earnings per share for the third quarter of 2000. This represents a $165,000 or 3.4% increase in the 2000 operating earnings over the 1999 operating earnings. Operating return on average assets and operating return on average stockholders' equity for the three-month period ended September 30, 2000, was 1.08% and 11.77%, compared to 1.15% and 12.06%, respectively, for the same period in 1999. In connection with a merger during the third quarter of 1999, merger-related expenses totaled $987,000, or $0.13 per share after tax.


     "This was a very solid quarter for our Company, especially in light of pressure on net interest margins experienced throughout the industry. As mentioned in previous reports, these financial results were made possible from the continued growth in our loan portfolio," said J. Thomas May, Chairman, President, and Chief Executive Officer.

     Operating earnings for the nine-month period ended September 30, 2000, were $13,902,000, or an increase of $430,000 over the September 30, 1999 earnings of $13,472,000. Diluted operating earnings per share increased $0.06 to $1.89 for the nine-month period ended September 30, 2000. Operating return on average assets and operating return on average stockholders' equity for the nine-month period ended September 30, 2000, was 1.05% and 11.25%, compared to 1.08% and 11.51%, respectively, for the same period in 1999. In connection with mergers during the nine-month period ended September 30, 1999, after tax merger-related expenses totaled $1,382,000 or $0.19 per share.

     Because of the Corporation's cash acquisitions, cash operating earnings (net income excluding amortization of intangibles and merger-related expenses) are an integral component of earnings. Diluted cash operating earnings for the third quarter of 2000 were $0.75 per share compared with $0.71 for the third quarter of 1999. Year-to-date diluted cash operating earnings, on a per share basis as of September 30, 2000 was $2.08 compared to $1.99 at September 30, 1999. Cash return on average assets was 1.17% and cash return on average stockholders' equity was 12.44% for the nine-month period ended September 30, 2000, compared with 1.20% and 12.71%, respectively, for the same period in 1999.

     Total assets for the Corporation at September 30, 2000, were $1.865 billion, an increase of $180 million, or 10.7%, over the same figure at September 30, 1999. Stockholders' equity at the end of the third quarter of 2000 was $169.5 million, a $12.0 million, or 7.6%, increase from September 30, 1999.


     Asset quality remains strong with the allowance for loan losses as a percent of total loans at 1.63% as of September 30, 2000. As of September 30, 2000, non-performing loans equaled 0.97% of total loans, while the allowance for loan losses equaled 169% of non-performing loans.

     As previously announced, the Company has adopted a stock repurchase program. This program authorizes the repurchase of up to 200,000 shares, or approximately 2.7 percent of the outstanding shares. As of September 30, 2000 the Company has repurchased 63,627 shares of stock with a weighted average repurchase price of $21.35 per share.

     Simmons First National Corporation is a financial holding company, with community banks in Pine Bluff, Jonesboro, Lake Village, Dumas, Rogers,
Russellville, Searcy and El Dorado, Arkansas. The Company's eight banks are conducting financial operations from 63 offices in 33 communities.

                                      ####

FOR MORE INFORMATION CONTACT:
BARRY L. CROW
Executive Vice President and Chief Financial Officer
Simmons First National Corporation
(870) 541-1350
Ticker symbol:  SFNCA

--------------------------------------------------------------------------------
     Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation's financial results is included in its Form 10-K filing with the Securities and Exchange Commission.
--------------------------------------------------------------------------------



Simmons First National Corporation                                                              SFNCA
Corporate Financial Highlights
September 30, 2000 and 1999

(Dollar amounts in thousands, except per share data)                         2000           1999
------------------------------------------------------------------------------------------------------


For the Nine Months Ended
 Net income                                                            $        13,902 $       12,090
 Operating net income                                                           13,902         13,472
 Operating return on average stockholders' equity                               11.25%         11.51%
 Cash operating return on average stockholders' equity                          12.44%         12.71%
 Operating return on average assets                                              1.05%          1.08%
 Cash operating return on average assets                                         1.17%          1.20%
 Net interest margin (FTE)                                                       4.25%          4.40%
 Average shares outstanding                                                  7,319,655      7,303,991
For the Three Months Ended
 Net income                                                            $         4,965 $        3,813
 Operating net income                                                            4,965          4,800
 Operating return on average stockholders' equity                               11.77%         12.06%
 Cash operating return on average stockholders' equity                          13.08%         13.24%
 Operating return on average assets                                              1.08%          1.15%
 Cash operating return on average assets                                         1.21%          1.27%
 Net interest margin (FTE)                                                       4.18%          4.46%
 Average shares outstanding                                                  7,304,226      7,312,568
Per Share Data
 Diluted earnings per share for the nine months ended                  $          1.89 $         1.64
 Diluted operating earnings per share for the nine months ended                   1.89           1.83
 Diluted cash operating earnings per share for the nine months ended              2.08           1.99
 Dividends per common share for the nine months ended                             0.59           0.53
 Diluted earnings per share for the quarter ended                                 0.67           0.52
 Diluted operating earnings per share for the quarter ended                       0.67           0.65
 Diluted cash operating earnings per share for the quarter ended                  0.75           0.71
 Dividends per common share for the quarter ended                                 0.20           0.18
 Book value (end of period)                                                      23.31          21.53
Selected Balance Sheet Items - End of Period Balances
 Total assets                                                          $     1,865,208 $    1,685,153
 Investment securities                                                         401,735        424,026
 Total loans                                                                 1,268,931      1,096,671
 Total deposits                                                              1,538,418      1,365,918
 Stockholders' equity                                                          169,546        157,492
 Intangible assets, net                                                         35,664         27,849
Selected Balance Sheet Items - Quarter to Date Balances
 Total assets                                                          $     1,835,898 $    1,659,777
 Investment securities                                                         398,074        425,452
 Total loans                                                                 1,249,524      1,069,599
 Total deposits                                                              1,519,958      1,369,563
 Stockholders' equity                                                          167,851        157,887
Selected Ratios
 Total stockholders' equity to assets                                            9.09%          9.35%
 Leverage                                                                        8.47%          9.07%
 Tier 1 capital                                                                 12.06%         13.24%
 Total risk-based capital                                                       13.33%         14.54%
 Allowance for possible loan losses to total loans                               1.63%          1.60%
 Allowance for loan losses to non-performing loans                             168.69%        162.34%
 Allowance for loan losses to non-performing assets                            152.24%        144.04%
 Non-performing loans to total loans                                             0.97%          0.99%





Simmons First National Corporation                                                                SFNCA
Consolidated Balance Sheets
September 30, 2000 and 1999
(In thousands, except share data)                                             2000              1999
                                                                       -----------------------------------

ASSETS

Cash and non interest bearing balances due from banks                  $         56,705  $         46,765
Interest bearing balances due from banks                                         19,218             4,415
Federal funds sold and securities purchased
  under agreements to resell                                                      5,650            16,540
                                                                          -------------    --------------
    Cash and cash equivalents                                                    81,573            67,720

Investment securities                                                           401,735           424,026
Mortgage loans held for sale                                                     12,177             9,969
Assets held in trading accounts                                                     734             1,245

Loans                                                                         1,268,931         1,096,671
   Allowance for loan losses                                                   (20,691)          (17,580)
                                                                          -------------    --------------
Net loans                                                                     1,248,240         1,079,091

Premises and equipment                                                           46,370            40,004
Foreclosed assets held for sale, net                                              1,226             1,210
Interest receivable                                                              18,961            16,541
Intangible assets, net                                                           35,664            27,849
Other assets                                                                     18,528            17,498
                                                                          -------------   ---------------

                             TOTAL ASSETS                              $      1,865,208  $      1,685,153
                                                                          =============   ===============


LIABILITIES
Non interest bearing transaction accounts                              $        195,678  $        170,249
Interest bearing transaction accounts and savings deposits                      445,513           432,722
Time deposits                                                                   897,227           762,947
                                                                          -------------   ---------------
        Total deposits                                                        1,538,418         1,365,918
                                                                          -------------   ---------------
Federal funds purchased and securities
  sold under agreements to repurchase                                            87,767            89,239
Short-term debt                                                                   9,524             8,450
Long-term debt                                                                   41,907            47,416
Accrued interest and other liabilities                                           18,046            16,638
                                                                          -------------   ---------------
                           TOTAL LIABILITIES                                  1,695,662         1,527,661
                                                                          -------------   ---------------

STOCKHOLDERS' EQUITY
  Capital stock
    Class  A,  common,  par  value  $1 a share,
    authorized  30,000,000  shares,
    7,271,692 issued and outstanding
    at 2000 and 7,313,775 at 1999                                                 7,272            7,314
  Surplus                                                                        49,713           50,748
  Undivided profits                                                             114,772          101,497
  Accumulated other comprehensive income
     Unrealized depreciation on available-for-sale securities,
       net of income tax credit of $1,327 at 2000 and $1,240 at 1999            (2,211)           (2,067)
                                                                          -------------   --------------
                      TOTAL STOCKHOLDERS' EQUITY                                169,546          157,492
                                                                          -------------   --------------

              TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $      1,865,208  $     1,685,153
                                                                          =============   ==============




Simmons First National Corporation                                                                                           SFNCA
Consolidated Statements of Income
September 30, 2000 and 1999
                                                                                  Three Months                    Nine Months
                                                                                      Ended                          Ended
                                                                                  September 30,                  September 30,
(In thousands, except per share data)                                          2000           1999            2000           1999
-----------------------------------------------------------------------------------------------------------------------------------


INTEREST INCOME

 Loans                                                                $      28,952  $      23,992   $       79,697 $       69,818
 Federal funds sold and securities purchased
   under agreements to resell                                                   332            150            1,249          1,542
 Investment securities                                                        5,864          5,958           17,737         17,818
 Mortgage loans held for sale, net of unrealized gains (losses)                 143            182              382            559
 Assets held in trading accounts                                                  5             15               88             48
 Interest bearing balances due from banks                                       234            106              614            450
                                                                       ------------   ------------    -------------  -------------
         TOTAL INTEREST INCOME                                               35,530         30,403           99,767         90,235
                                                                       ------------   ------------    -------------  -------------
INTEREST EXPENSE
 Deposits                                                                    16,250         12,250           44,582         37,029
 Federal funds purchased and securities
   sold under agreements to repurchase                                        1,276            739            2,610          2,112
 Short-term debt                                                                163             74              411            116
 Long-term debt                                                                 855            943            2,630          2,872
                                                                       ------------   ------------    -------------  -------------
         TOTAL INTEREST EXPENSE                                              18,544         14,006           50,233         42,129
                                                                       ------------   ------------    -------------  -------------
NET INTEREST INCOME                                                          16,986         16,397           49,534         48,106
 Provision for loan losses                                                    1,892          1,619            5,537          4,962
                                                                       ------------   ------------    -------------  -------------
NET INTEREST INCOME AFTER PROVISION
 FOR LOAN LOSSES                                                             15,094         14,778           43,997         43,144
                                                                       ------------   ------------    -------------  -------------
NON-INTEREST INCOME
 Trust income                                                                 1,496          1,239            4,000          3,491
 Service charges on deposit accounts                                          2,176          1,749            5,808          5,208
 Other service charges and fees                                                 392            407            1,406          1,383
 Income on sale of mortgage loans, net of commissions                           521            533            1,277          1,591
 Income on investment banking, net of commissions                                13             34              188            274
 Credit card fees                                                             2,712          2,704            7,671          7,402
 Other income                                                                   817            790            2,250          1,759
 Gain on sale of securities, net                                                  0              0                0              0
                                                                       ------------   ------------    -------------  -------------
         TOTAL NON-INTEREST INCOME                                            8,127          7,456           22,600         21,108
                                                                       ------------   ------------    -------------  -------------
NON-INTEREST EXPENSE
 Salaries and employee benefits                                               8,591          8,177           25,282         24,369
 Occupancy expense, net                                                       1,035            946            2,830          2,683
 Furniture & equipment expense                                                1,336          1,294            3,891          3,712
 Loss on foreclosed assets                                                       66            117              194            297
 Merger-related                                                                   0          1,448                0          1,843
 Other operating expenses                                                     4,947          4,839           14,308         14,127
                                                                       ------------   ------------    -------------  -------------
         TOTAL NON-INTEREST EXPENSE                                          15,975         16,821           46,505         47,031
                                                                       ------------   ------------    -------------  -------------
NET INCOME BEFORE INCOME TAXES                                                7,246          5,413           20,092         17,221
 Provision for income taxes                                                   2,281          1,600            6,190          5,131
                                                                       ------------   ------------    -------------  -------------
NET INCOME                                                            $       4,965  $       3,813   $       13,902 $       12,090
                                                                       ============   ============    =============  =============
BASIC EARNINGS PER SHARE                                              $        0.68  $        0.53   $         1.90 $         1.66
                                                                       ============   ============    =============  =============
DILUTED EARNINGS PER SHARE                                            $        0.67  $        0.52   $         1.89 $         1.64
                                                                       ============   ============    =============  =============



                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         SIMMONS FIRST NATIONAL CORPORATION


Date:  October 19, 2000                  /s/ Barry L. Crow
-----------------------                  --------------------------------------
                                         Barry L. Crow, Executive Vice President
                                         and Chief Financial Officer